                                                                    EXHIBIT 99.1

                         PERRY ELLIS INTERNATIONAL, INC.

                              LETTER OF TRANSMITTAL
                                       FOR
                            TENDER OF ALL OUTSTANDING
                  9 1/2% SERIES A SENIOR SECURED NOTES DUE 2009
                                 IN EXCHANGE FOR
                  9 1/2% SERIES B SENIOR SECURED NOTES DUE 2009


--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ____________, 2002, UNLESS EXTENDED (THE "EXPIRATION DATE"). EXISTING NOTES TENDERED IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                         DELIVER TO THE EXCHANGE AGENT:

                       STATE STREET BANK AND TRUST COMPANY

                By Mail:                        By Overnight or Hand Delivery            By Mail or Hand in New York
                --------                        -----------------------------            ---------------------------
   State Street Bank and Trust Company       State Street Bank and Trust Company     State Street Bank and Trust Company
       Corporate Trust Department                Corporate Trust Department               Corporate Trust Department
              P.O. Box 778                          2 Avenue de Lafayette                  61 Broadway, 15/th/ Floor
          Boston, MA 02102-0078              5/th/ Floor, Corporate Trust Window               New York, NY 10006
            Attn: Ralph Jones                       Boston, MA 02111-1724
                                                      Attn: Ralph Jones

              By Facsimile:                                                               For Information Telephone:
              -------------                                                               --------------------------

   State Street Bank and Trust Company                                                          (617) 662-1452
            Attn: Ralph Jones                                                                 Attn: Ralph Jones
             (617) 662-1548
           To Confirm Receipt:
             (617) 662-1452


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         The undersigned hereby acknowledges receipt and review of the Prospectus dated ________, 2002 (the "Prospectus") of Perry Ellis International, Inc., a Florida corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 9 1/2% Series B Senior Secured Notes due 2009 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for a like principal amount of its issued and outstanding 9 1/2% Series A Senior Secured Notes due 2009 (the "Existing Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Company shall notify the Exchange Agent of any extension by oral or written notice and will make a public announcement thereof.

         This Letter of Transmittal is to be used by a holder of Existing Notes
(i) if certificates of Existing Notes are to be forwarded herewith or (ii) if delivery of Existing Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Book-Entry Transfer." Holders of Existing Notes whose Existing Notes are not immediately available, or who are unable to deliver their Existing Notes and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, or who are unable to complete the procedure for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2. Delivery of documents to the DTC does not constitute delivery to the Exchange Agent.

         The term "holder" with respect to the Exchange Offer means any person in whose name Existing Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Existing Notes must complete this Letter of Transmittal in its entirety.

         PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List below the Existing Notes to which this Letter of Transmittal relates. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

----------------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF EXISTING NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------
                                                                      Existing Note(s) Tendered
----------------------------------------------- ---------------------- ------------------------ ----------------------
Name(s) and Address(es) of Registered           Registered             Aggregate Principal      Principal Amount
Holder(s) Exactly as Name(s) Appear(s)          on Number(s)/(1)/      Amount Represented       Tendered/(2)/
Existing Notes                                  by Note(s)
(Please Fill In, If Blank)
----------------------------------------------- ---------------------- ------------------------ ----------------------
----------------------------------------------- ---------------------- ------------------------ ----------------------
----------------------------------------------- ---------------------- ------------------------ ----------------------
----------------------------------------------- ---------------------- ------------------------ ----------------------
----------------------------------------------- ---------------------- ------------------------ ----------------------
(1)      Need not be completed by book-entry holders.
(2)      Unless otherwise indicated, any tendering holder of Existing Notes will be deemed to have tendered the entire aggregate principal amount represented by such Existing Notes. All tenders must be in integral multiples of $1,000.
----------------------------------------------------------------------------------------------------------------------

[_]      CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC (FOR USE BY ELIGIBLE INSTITUTIONS
         ONLY):

Name of Tendering Institution:__________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered holder(s) of Existing Notes:______________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Window Ticket Number (if available):____________________________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

Account Number (if delivered by book-entry transfer):

[_] CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:___________________________________________________________________________

Address:________________________________________________________________________

        ________________________________________________________________________

Number of Additional Copies:____________________________________________________

         If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes, it acknowledges that the Existing Notes were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                        SIGNATURES MUST BE PROVIDED BELOW

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the principal amount of Existing Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Existing Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Company in connection with the Exchange Offer) with respect to the tendered Existing Notes with full power of substitution to (i) deliver such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by the DTC, to the Company and deliver all accompanying evidences of transfer and authenticity, and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Existing Notes tendered hereby and to acquire the Exchange Notes issuable upon the exchange of such tendered Existing Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

         The undersigned acknowledge(s) that this Exchange Offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available April 13, 1989), Morgan Stanley Co. Inc., SEC No-Action Letter (available June 5, 1991) (the "Morgan Stanley Letter") and Mary Kay Cosmetics, Inc., SEC No-Action Letter (available June 5, 1991), that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not engaging in and have no arrangement or understanding with any person to participate in a distribution of such Exchange Notes. The undersigned hereby further represent(s) to the Company that (i) any Exchange Notes acquired in exchange for Existing Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not the undersigned, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the Exchange Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such Exchange Notes, (iv) neither the holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or, if it is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and (v) if the undersigned is a broker-dealer, such person has acquired the Existing Notes as a result of market-making activities or other trading activities.

         If the undersigned or the person receiving the Exchange Notes is a broker-dealer that is receiving Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, the undersigned acknowledges that it or such other person will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that the undersigned or such other person is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes (i) the undersigned cannot rely on the position of the staff of the SEC in certain no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the SEC, and (ii) failure to comply with such requirements in such instance could result in the undersigned incurring liability under the Securities Act for which the undersigned is not indemnified by the Company.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered hereby, including the transfer of such Existing Notes on the account books maintained by the DTC.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Existing Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Existing Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

         The undersigned acknowledges that the Company's acceptance of properly tendered Existing Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not exchanged, in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and any Existing Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures). In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered for exchange.

                          SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed only if Existing Notes in a principal amount not tendered, or Exchange Notes Issued, in exchange for Existing Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or the undersigned at an address other than that shown below the undersigned's signature.

Mail or deliver Exchange Notes and/or Existing Notes to:

Name:___________________________________________________________________________

Address:________________________________________________________________________
                                                         (include Zip Code)

________________________________________________________________________________
         (Tax Identification or Social Security Number)

                             (Please Type or Print)

[_] Credit unexchanged Existing Notes delivered by book-entry transfer to the DTC Book Entry Transfer Facility account set forth below:

DTC Account Number:


                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 6)

To be completed only (i) if Existing Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Existing Notes accepted for exchange, are to be issued in the name of someone other than the other than the undersigned, or (ii) if Existing Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC. Issue Exchange Notes and/or Existing Notes to:

Name:___________________________________________________________________________

Address:________________________________________________________________________
                                                         (include Zip Code)

________________________________________________________________________________
         (Tax Identification or Social Security Number)

                             (Please Type or Print)
                                    IMPORTANT
                         PLEASE SIGN HERE WHETHER OR NOT
               EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
                (Complete Accompanying Substitute Form W-9 Below)

(The above lines must be signed by the registered holder(s) of Existing Notes as your name(s) appear(s) on the Existing Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 5 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):___________________________________________       Date:_________________
                        (Please Type or Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number:_________________________________________________


     MEDALLION SIGNATURE GUARANTEE (If Required by Instruction 5)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an
Eligible Institution:

________________________________________________________________________________
(Authorized Signature)

________________________________________________________________________________
(Title)

________________________________________________________________________________
(Name of Firm)

________________________________________________________________________________
(Address, Include Zip Code)

________________________________________________________________________________
(Area Code and Telephone Number)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

       1. Delivery of this Letter of Transmittal and Existing Notes or Book-Entry Confirmations. All physically delivered Existing Notes or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Existing Notes tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. THE METHOD OF DELIVERY OF THE TENDERED EXISTING NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR EXISTING NOTES SHOULD BE SENT TO THE COMPANY.

       2. Guaranteed Delivery Procedures. Holders who wish to tender their Existing Notes and (a) whose Existing Notes are not immediately available, or
(b) who cannot deliver their Existing Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or a trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution"); (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) or a properly transmitted agent's message and Notice of Guaranteed Delivery setting forth the name and address of the holder of the Existing Notes, the registration number(s) of such Existing Notes and the total principal amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the Existing Notes in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby, will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all physically tendered shares of Existing Notes, in proper form for transfer (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within five business days after the Expiration Date.

       Any holder of Existing Notes who wishes to tender Existing Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request of the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Existing Notes according to the guaranteed delivery procedures set forth above.

       See "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus.

       3. Tender by Holder. Only a holder of Existing Notes may tender such Existing Notes in the Exchange Offer. Any beneficial holder of Existing Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such holder's name or obtain a properly completed bond power from the registered holder.

       4. Partial Tenders. Tenders of Existing Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Existing Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Existing Notes Tendered" above. The entire principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered, then Existing Notes for the principal amount of Existing Notes not tendered and Exchange Notes issued in exchange for any Existing Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Existing Notes are accepted for exchange.

       5. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Existing Notes.

       If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Existing Notes listed and tendered hereby and the Exchange Notes issued in exchange therefor are to be issued (or any untendered principal amount of Existing Notes is to be reissued) to the registered holder, the said holder need not and should not endorse any tendered Existing Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Existing Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

       If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered holder or holders of any Existing Notes listed, such Existing Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the name of the registered holder or holders appears on the Existing Notes.

       If this Letter of Transmittal (or facsimile hereof) or any Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

       Endorsements on Existing Notes or signatures on bond powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

       No signature guarantee is required if (i) this letter of transmittal (or facsimile hereof) is signed by the registered holder(s) of the existing notes tendered herein (or by a participant in the DTC whose name appears on a security position listing as the owner of the tendered existing notes) and the exchange notes are to be issued directly to such registered holder(s) (or, if signed by a participant in the DTC, deposited to such participant's account at DTC) and neither the box entitled "special delivery instructions" nor the box entitled "special issuance instructions" has been completed, or (ii) such existing notes are tendered for the account of an eligible institution. in all other cases, all signatures on this letter of transmittal (or facsimile hereof) must be guaranteed by an eligible institution.

       6. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the DTC) to which Exchange Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

       7. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Existing Notes pursuant to the Exchange Offer. If, however, Exchange Notes or Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

       8. Tax Identification Number. Federal income tax law requires that a holder of any Existing Notes or Exchange Notes must provide the Company (as payer) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 31% on interest payments on the Exchange Notes.

       To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the Exchange Notes will be registered in more than one name or will not be in the name of the actual owner, consult the instructions on Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for information on which TIN to report.

       Certain foreign individuals and entities will not be subject to backup withholding or information reporting if they submit a Form W-8, signed under penalties of perjury, attesting to their foreign status. A Form W-8 can be obtained from the Exchange Agent.

       The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company's obligations regarding backup withholding.

       9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Existing Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any person shall be under any duty to give notification of defects or irregularities with regard to tenders of Existing Notes nor shall any of them incur any liability for failure to give such notification.

       10. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

       11. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Existing Notes on transmittal of this Letter of Transmittal will be accepted.

       12. Mutilated, Lost, Stolen or Destroyed Existing Notes. Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated on the cover page of this Letter of Transmittal for further instructions.

       13. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

       14. Acceptance of Tendered Existing Notes and Issuance of Exchange Notes; Return of Existing Notes. Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Existing Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Existing Notes when the Company has given written or oral notice thereof to the Exchange Agent and complied with the applicable provisions of the Registration Rights Agreement. If any tendered Existing Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Existing Notes will be returned, without expense, to the undersigned at the address shown above (or credited to the undersigned's account at DTC designated above) or at a different address as may be indicated under the box entitled "Special Delivery Instructions."

       15. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer -- Withdrawal of Tenders."

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE EXISTING NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT, PRIOR TO THE EXPIRATION DATE.

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PAYER'S NAME
--------------------------------------------------------------------------------
                                 -----------------------------------------------
SUBSTITUTE                       Part I - PLEASE PROVIDE YOUR  Part III - Social
                                 TIN IN THE BOX AT RIGHT BY    Security Number
Form W-9                         SIGNING AND DATING BELOW.     or Employer
Department of the Treasury                                     Identification
Internal Revenue Service                                       Number

                                                               ________________
                                                               (If awaiting TIN
                                                               write "Applied
                                                               For")

                                 -----------------------------------------------
Payer's Request for Taxpayer's   Part II - For Payee Exempt Backup Withholding
Identification Number ("TIN")    see the enclosed Guidelines for Certification
                                 of Taxpayer Identification Number on Substitute
                                 Form W-9 and complete as instructed therein.


--------------------------------------------------------------------------------

Certification - Under penalties of perjury, I certify that:
(1) The Number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to withholding.
--------------------------------------------------------------------------------

Name___________________________________________________________________________

Signature_________________________________________          Date_______________

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU WITH RESPECT TO THE EXCHANGE NOTES. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF THE SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

       I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE OR (B) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT, WITH CERTAIN LIMITED EXCEPTIONS FOR PAYMENTS MADE WITHIN 60 DAYS HEREOF, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME BEFORE I PROVIDE A NUMBER THEREAFTER WILL BE WITHHELD.

 __________________________________________         ___________________________
                  Signature                                    Date
--------------------------------------------------------------------------------